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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   MAY 17, 2002
                                                         ------------------

                                   NETSTAFF, INC.
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             (Exact name of registrant as specified in its charter)

           INDIANA                       0-25881                35-2065470
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                990 STEWART AVENUE, GARDEN CITY, NEW YORK 11530
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code       (516) 228-0700
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                    168 SOUTH PARK, SAN FRANCISCO, CA 94107
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          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
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         On May 17, 2002, NSI Acquisition Corporation, a Delaware corporation
("Acquisition Corp.") and wholly-owned subsidiary of Netstaff, Inc., an Indiana corporation (the "Registrant"), completed a merger (the "Merger") with MAT Trading Corp., a New York corporation ("MAT Trading"), pursuant to and in accordance with an Agreement and Plan of Merger dated as of May 17, 2002 (the "Agreement") by and among the Registrant, Acquisition Corp., MAT Trading, Marc
K. Swickle, Michelle Berger, Asi Levy, Tuvia Levy and Darren Klein. The aggregate consideration for the Merger was 80,000,000 shares of common stock of the Registrant, which shares of common stock were issued directly to the shareholders of MAT Trading in connection with the Merger, on the basis of eight
(8) shares of the Registrant's common stock for each issued and outstanding share of MAT Trading's common stock. Upon the effectiveness of the Merger, all issued and outstanding shares of MAT Trading's capital stock were cancelled. As a result of the Merger and as a result of ownership of shares of common stock of the Registrant by the former MAT Trading shareholders, the former shareholders of MAT Trading became entitled to exercise voting control over the Registrant. Immediately prior to such time, no identifiable person or group of persons had voting control over the Registrant. Certain of the former MAT Trading shareholders (the "MAT Holders") who together acquired control of the Registrant, and their respective holdings of the common stock of the Registrant are: Marc K. Swickle, 25,600,000 shares; Michelle Berger, 25,600,000 shares; Asi Levy, 6,835,552 shares; Tuvia Levy, 6,835,552 shares; and Darren Klein, 12,000,000 shares. In connection with the convertible debenture financing transaction described in more detail below, the MAT Holders pledged their shares of the Registrant's common stock to the four accredited investors in the convertible debenture financing transaction to secure certain obligations of the Registrant, as provided in certain Guaranty and Pledge Agreements dated May 17, 2002 between each of the MAT Holders and those four accredited investors.

         Specifically, as of May 17, 2002, the Registrant had approximately 93,700,000 shares of common stock outstanding. As of that date, the MAT Holders beneficially owned an aggregate of 80,000,000 shares of the Registrant's common stock. Based upon this ownership, as of May 17, 2002, the MAT Holders together beneficially owned approximately 86% of the Registrants common stock, and held an equivalent percentage of the voting power over all matters on which the holders of the Registrant's common stock are entitled to vote.

         Consequently, the MAT Holders have sufficient voting power to control the outcome of all corporate matters submitted to the vote of the Registrant's shareholders. Those matters could include the election of directors, changes in the size and composition of the Board of Directors (and, thereby, the qualification and appointment of officers of the Registrant), and mergers and other business combinations involving the Registrant. In addition, through their control of the Board of Directors and voting power, the MAT Holders may be able to control certain decisions, including decisions with respect to the Registrant's dividend policy, access to capital (including borrowing from third-party lenders and the issuance of additional equity securities), and the acquisition or disposition of assets by the Registrant. In addition, the concentration of voting power in the MAT Holders could have the effect of delaying or preventing a change in control of the Registrant and may affect the market price of the Registrant's common stock.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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         On May 17, 2002, Acquisition Corp. completed the Merger with MAT
Trading pursuant to and in accordance with the Agreement. In the Merger, MAT Trading was merged with and into Acquisition Corp., with Acquisition Corp. continuing as the surviving corporation. MAT Trading is a provider of outsourced business consulting and technology service solutions for the financial services community. In addition, MAT Trading provides securities trading services to high-volume individual and institutional traders for up to 100 on-site traders and virtually unlimited remote traders with the goal of providing individual traders, institutions and brokerage firms with a competitively-priced and efficient means of executing transactions by integrating front-end trading technology with back office and clearing system software. In 2001, MAT Trading executed over 200,000 orders having in excess of $4.5 billion in market value and MAT Trading's services covered all major United States securities exchanges.

         The Merger is expected to be accounted for using the purchase method of accounting for financial reporting purposes. The aggregate consideration for the Merger was 80,000,000 shares of common stock of the Registrant, which shares of common stock were issued directly to the shareholders of MAT Trading in connection with the Merger, pursuant to which the shares of MAT Trading's capital stock held by them were cancelled. In addition, there were approximately $52,500 in costs incurred in connection with the Merger and the convertible debenture financing transaction discussed in more detail below. The Merger was funded through the issuance of shares of common stock of the Registrant, as discussed above, and the cash Merger costs were paid for through financing obtained in a convertible debenture financing transaction discussed in more detail below. In determining the consideration paid in connection with the Merger, the Registrant and Acquisition Corp. took into account the value of companies of similar industry and size to MAT Trading, comparable transactions and the market for such companies generally.

         The Registrant, through Acquisition Corp., its wholly-owned subsidiary, presently intends to continue the operations of MAT Trading in substantially the same manner as conducted prior to the Merger.

ITEM 5.  OTHER EVENTS.
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         On May 17, 2002, the Registrant completed a private placement to four accredited investors of its 12% Secured Convertible Debentures in the aggregate principal amount of $875,000 and related warrants to purchase up to an aggregate of 2,625,000 shares of Registrant's common stock. Gross proceeds to the Registrant, after paying certain fees and expenses associated with the Merger and the private placement, were approximately $822,500. The Registrant's obligations under the convertible debentures are secured by all of the assets of the Registrant.

         On May 23, 2002 the Registrant publicly disseminated a press release announcing the Merger. The full text of the press release issued by the Registrant on May 23, 2002 is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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          (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The Registrant shall file the required financial statements under cover of Form 8-K/A on or before July 31, 2002.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  To be provided on or before July 31, 2002.

         (c)      EXHIBITS.

                  Exhibit
                  Number            Exhibit Description
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                  2.1               Agreement and Plan of Merger dated as of May
                                    16, 2002 by and between the Registrant, NSI
                                    Acquisition Corporation, MAT Trading Corp.,
                                    Marc K. Swickle, Michelle Berger, Asi Levy,
                                    Tuvia Levy and Darren Klein

                  10.1 Securities Purchase Agreement dated as of May 17, 2002 by and among the Registrant and each of the purchasers identified therein

                  10.2 Form of 12% Secured Convertible Debenture due May 17, 2003

                  10.3              Form of Common Stock Purchase Warrant dated
                                    May 17, 2002

                  10.4 Registration Rights Agreement dated as of May 17, 2002 by and among the Registrant and each of the investors identified therein

                  10.5              Security Agreement dated as of May 17,
                                    2002 by and among the Registrant and each of the secured parties identified therein

                  10.6 Form of Guaranty and Pledge Agreement dated as of May 17, 2002 by and among the Registrant, each of Marc K. Swickle, Michelle Berger, Asi Levy, Tuvia Levy, Darren Klein and the Pledgees identified therein

                  21.1              Subsidiaries of the Registrant

                  99.1              Press release dated May 23, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

Date: May 29, 2002                NETSTAFF, INC.

                                  By:  /s/ MARC K. SWICKLE
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                                       Marc K. Swickle,
                                       Chief Executive Officer and President





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